-7-

                             BOARD CHANGE AGREEMENT


         This BOARD CHANGE AGREEMENT (this "Agreement") is made as of the 9th day of July 2003, by and between Sun River Mining, Inc., a Colorado corporation to be renamed XSunX, Inc. (the "Company"), Stephen W. Weathers, an individual ("Weathers"), Randy A. McCall, an individual ("McCall"), Thomas Anderson, an individual ("Anderson"), and Brian Altounian, an individual ("Altounian"), and is made with respect to the following facts:


                                 R E C I T A L S

         A. The current members of the Board of Directors of the Company are Weathers, McCall, and Anderson (collectively, the "Current Board").

         B. Weathers is the current Secretary of the Company and Anderson is the current Chief Executive Officer of the Company (collectively, the "Current Officers").

         C. It is the intent of the parties that all members of the Current Board and all Current Officers resign and that Altounian be appointed Chairman, Chief Executive Officer, and Chief Financial Officer, of the Company, on the terms and subject to the conditions set forth in this Agreement (such change in Board composition is referred to herein as the "Board Change" and such change in the officers of the Company is referred to herein as the "Officer Change"). Thus, upon satisfaction of these conditions and the completion of the matters set forth in this Agreement, the sole member of the Company's Board of Directors will be Altounian (the "New Board") and the sole officer of the Company will be Altounian (the "New Officer").


         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

         1.       Resignation of Directors and Officers

                  1.1 Resignation of Directors. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2 of this Agreement), the resignations of Weathers, McCall, and Anderson from the Company's Board of Directors shall be effective.

                  1.2 Appointment of Director. Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the appointment to the Board of Altounian shall be effective.

                  1.3 Resignation of Officers. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2 of this Agreement), the resignations of Weathers and Anderson as the Secretary and Chief Executive Officer, respectively, of the Company's Board of Directors shall be effective.

                  1.4 Appointment of Officers. Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the appointment of Altounian as the Chief Executive Officer, President, and Chief Financial Officer, of the Company shall be effective.

                  1.5 Number of Directors. Following the Closing, the New Board may, but shall be under no obligation to, appoint additional members of the Board who may be identified from time to time, all in accordance with the Company's organizational documents.

                  1.6 Additional Officers. Following the Closing, the New Board may, but shall beunder no obligation to, appoint additional officers to assist the New Officer.

         2.       Closing

                  At 5:00 p.m. pacific daylight time on August 15, 2003, provided the conditions in Sections 6 and 7 of this Agreement have been satisfied or waived in writing, or at such later time and date as Altounian and the Current Board may agree (the "Effective Time"), the conditional resignations of Weather, McCall, and Anderson as directors and officers of the Company, as the case may be, shall be in effect and no longer subject to any condition and, immediately thereafter the appointment of Altounian as a director, Chief Executive Officer, President, and Chief Financial Officer, of the Company shall be in effect and no longer subject to any condition (such resignation and appointment, the "Closing"). On or before the Effective Time on the date of the Closing (the "Closing Date"), the Current Board shall deliver to Altounian such documents as may be reasonably requested by Altounian, including documents evidencing the satisfaction of the conditions set forth in this Agreement that are within the possession or control of the Company or the Current Board. On or before the Effective Time on the date of the Closing (the "Closing Date"), Altounian shall deliver to the Current Board such documents as may be reasonably requested by the Company and the Current Board, including documents evidencing the satisfaction of the conditions set forth in this Agreement that are within the possession or control of Altounian.

         3.       Representations and Warranties

                  3.1 Representations of Individuals. Each individual who is a party to this Agreement represents and warrants to all other parties to this Agreement as follows:

                           (a)      this Agreement  constitutes the legal,
valid, and binding obligation of such person, enforceable against such person in accordance with its terms; and

                           (b)      the  description of such  individual  and
any other matters between such individual and the Company to be contained in the Information Statement (as defined in Section 6.2 of this Agreement) and any other information supplied in writing by such individual to the Company for inclusion in the Information Statement will be complete and accurate in all material respects when made and at the Closing, and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to made the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.2 Representations of Company. The Company represents and warrants to all other parties to this Agreement as follows:

                           (a)      it  is a  corporation  duly  organized,
validly existing and in good standing under the laws of the State of Colorado, having all corporate powers to execute, deliver, and perform its obligations under this Agreement;

                           (b)      the  execution,   delivery,  and performance
by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the Company's corporate powers and has been duly authorized by all necessary corporate action;

                           (c)      this  Agreement  has been duly  executed and
delivered by the Company and constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

                           (d)      neither  the   execution   and  delivery  of
this Agreement nor the consummation and performance of any of the Board Change and Officer Change will, directly or indirectly (with or without notice or lapse of time) contravene, conflict with, or result in a violation of any provision of the company organizational documents or any resolutions adopted by the board of directors or the shareholders of the Company or (ii) contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any agreement to which the Company is a party or by which the Company is bound.

         4.       Covenants of Company and Current Board Prior to Closing

                  4.1 Required Approvals. From the date of this Agreement until the Effective Time, the Company and the Current Board shall make and shall cooperate with Altounian to make all filings required by law in connection with the Board Change or any other matter contemplated under this Agreement. From the date of this Agreement until the Effective Time, the Company and the Current Board shall use commercially reasonable efforts to cause the conditions set forth in Sections 6 and 7 of this Agreement to be satisfied, including but not limited to filing the Notice to Shareholders to all shareholders of record, and mailing an amendment to the Company's Articles of Incorporation with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. and to effect a twenty-to-one reverse split of the Company's common stock.

                  4.2 Stand Still. From the date of this Agreement until the Effective Time (the "Stand Still Period"), unless Altounian otherwise consents in writing, the Company shall not initiate on its own or solicit or encourage any inquiries or proposals from, discuss or negotiate with, provide non-public information to, or consider any unsolicited inquiries from any third party, in connection with any of the following:

(a)      any amendment of the organizational documents of the Company;

(b) any extraordinary corporate transaction (merger, sale of assets, sale of securities or other similar transaction, declaration of dividend or adoption of shareholders rights plan) or any agreement to incur any material liability (loans for borrowed money); or

(c) any increase or agreement to increase compensation payable to directors, employees or consultants, or enter into severance or termination arrangements affecting directors, consultants, or employees or any amendment to any employee plans or any grant of any options, warrants, or rights to purchase securities of the Company.

         5.       Covenants of Altounian Prior to Closing

                  From the date of this Agreement until the Effective Time, Altounian shall cooperate with the Company to make all filings required by law in connection with the Board Change or any other matter contemplated under this Agreement. From the date of this Agreement until the Effective Time, Altounian shall use commercially reasonable efforts to cause the conditions set forth in Sections 6 and 7 of this Agreement to be satisfied.

         6. Conditions Precedent to the Company's and Current Board's Obligation to Close

                  The Company's and Current Board's obligation to effect the Board Change and take such other actions required to be taken by the Company and Current Board at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company and Current Board, in whole or in part):

                  6.1 Completion of Private Placement. Altounian shall have completed the private placement of 13,000,000 shares of the Company's common stock at a purchase price of $0.025 per share (the "Offering").

                  6.2 Notice to Shareholders. The Company shall have filed and mailed an Information Statement (the "Notice to Shareholders") in accordance with Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the "Act"). The ten-day waiting period required under Rule 14f-1 under the Act following the mailing of the Notice to Shareholders shall have lapsed.

                  6.3 Name Change. The Company shall have filed an amendment with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. The amendment shall have been recorded with the Colorado Secretary of State.

                  6.4 Reverse Stock Split. The Company shall have filed an amendment with the Colorado Secretary of State to effect a twenty-to-one reverse split of the Company's common stock. The amendment shall have been recorded with the Colorado Secretary of State.

                  6.5 Assignment of Patents. The Company shall have filed assignments of patents with the United States Patent and Trademark Office for the following three patents: No. 6,180,871 for Transparent Solar Cell and Method of Fabrication (Device), granted on January 30, 2001; No. 6,320,117 for Transparent Solar Cell and Method of Fabrication (Method of Fabrication), granted on November 20, 2001; and No. 6,509,204 for Transparent Solar Cell and Method of Fabrication (formed with a Schottky barrier diode and method of its manufacture), granted on January 21, 2003 (collectively, the "Patents").

                  6.6 Issuance of Stock. The Company shall have issued 20,000,000 shares of the Company's common stock to Altounian or his designees, 10,500,000 shares of the Company's common stock to Corporate Strategies, Inc. or its designees, 400,000 shares of the Company's common stock to Sam Spear or his designees, 400,000 shares of the Company's common stock to Gary Stephenson or his designees.

                  6.7 Accuracy of Representations. All of the representations and warranties of Altounian set forth in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Effective Time as if made on the Effective Time.

                  6.8 Performance of Covenants. Each of the covenants and obligations that Altounian is required to perform or to comply with pursuant to this Agreement at or prior to Closing shall have been duly performed and complied with in all material respects.

                  6.9 No Legal Proceedings. No decree, injunction, judgment, order, ruling, assessment or writ (collectively, "Order") shall have been declared, entered, issued, or enforced by any governmental entity which prohibits or restricts (or if successful, would prohibit or restrict) the Board Change or other transactions contemplated in this Agreement.




         7.       Conditions Precedent to Altounian's Obligation to Close

                  Altounian's obligation to effect the Board Change and take such other actions required to be taken by Altounian at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Altounian, in whole or in part):

                  7.1 Approval and Conditional Appointment of Altounian. Altounian and any executive officer proposed by the New Board to have positions with the Company at or immediately following the Effective Time and who must be identified in the Information Statement referred to in Section 6.2 of this Agreement must have been disclosed to and approved by the Current Board, such approval not to be unreasonably withheld. The Current Board shall have approved resolutions at a meeting of the Current Board duly held in accordance with the Bylaws which provide for the appointment of Altounian as a director of the Board, such appointment to be effective at the Effective Time.

                  7.2 Notice to Shareholders. The Company shall have filed and mailed the Notice to Shareholders in accordance with Rule 14f-1 under the Act. The ten-day waiting period required under Rule 14f-1 under the Act following the mailing of the Notice to Shareholders shall have lapsed.

                  7.3 Name Change. The Company shall have filed an amendment with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. The amendment shall have been recorded with the Colorado Secretary of State.

                  7.4 Reverse Stock Split. The Company shall have filed an amendment with the Colorado Secretary of State to effect a twenty-to-one reverse split of the Company's common stock. The amendment shall have been recorded with the Colorado Secretary of State.

                  7.5 Assignment of Patents. The Company shall have filed assignments of patents with the United States Patent and Trademark Office for the Patents.

                  7.6 Issuance of Stock. The Company shall have issued 20,000,000 shares of the Company's common stock to Altounian or his designees, 10,500,000 shares of the Company's common stock to Corporate Strategies, Inc. or its designees, 400,000 shares of the Company's common stock to Sam Spear or his designees, 400,000 shares of the Company's common stock to Gary Stephenson or his designees.

                  7.7 Accuracy of Representations. All of the representations and warranties of the Company and the Current Board set forth in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Effective Time as if made on the Effective Time.

                  7.8 Performance of Covenants. Each of the covenants and obligations that the Company and the Current Board are required to perform or to comply with pursuant to this Agreement at or prior to Closing shall have been duly performed and complied with in all material respects.

                  7.9 No Legal Proceedings. No decree, injunction, judgment, order, ruling, assessment or writ (collectively, "Order") shall have been declared, entered, issued, or enforced by any governmental entity which prohibits or restricts (or if successful, would prohibit or restrict) the Board Change or other transactions contemplated in this Agreement.

         8.       Notice

                  Except as otherwise specifically provided, any notices to be given hereunder shall be deemed given upon personal delivery, air courier or mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses as shall be specified in any notice given):

                                    In case of the Company:

                                    Sun River Mining, Inc.
                                    7609 Ralston Road
                                    Arvada, Colorado 80002
                                    Attention:  Thomas Anderson,
                                    Chief Executive Officer

                                    Telephone: (303) 422-8127
                                    Facsimile:   (303) 431-1567

                                    In case of the individuals:

                                    The address listed below each individuals signature to this Agreement.

         9.       Attorneys' Fees

                  In the event that any of the parties must resort to legal action in order to enforce the provisions of this Agreement or to defend such suit, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such suit.

         10.      Entire Agreement

                  This Agreement embodies the entire understanding among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Agreement or as subsequently set forth in a writing signed by the duly authorized representatives of all of the parties hereto.

         11.      Injunctive Relief

                  11.1 Damages Inadequate. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

                  11.2 Injunctive Relief. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.


         12.      No Oral Change; Amendment

                  This Agreement may only be changed or modified and any provision hereof may only be waived by a writing signed by the party against whom enforcement of any waiver, change or modification is sought. This Agreement may be amended only in writing by mutual consent of the parties.

         13.      Severability

                  In the event that any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. The remaining provisions of this Agreement shall, however, continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

         14.      Applicable Law

                  This Agreement shall be construed as a whole and in accordance with its fair meaning. This Agreement shall be interpreted in accordance with the laws of the State of Los Angeles, and venue for any action or proceedings brought with respect to this Agreement shall be in the County of Los Angeles in the State of California.

         15.      Successors and Assigns

                  Each covenant and condition of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, assigns and successors in interest. Without limiting the generality of the foregoing sentence, this Agreement shall be binding upon any successor to the Company whether by merger, reorganization or otherwise.

         16.      Counterparts

                  This Agreement may be executed in two counterparts, each of which may be deemed an original, but both of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:                         SUN RIVER MINING, INC., a Colorado corporation


                                 By:
                             ---------------------------------------------------
                                Thomas Anderson, Chief Executive Officer

                                     Attest:



                                                 Stephen W. Weathers, Secretary



ALTOUNIAN:
                                                     ---------------------------
                                                     Brian Altounian
                                                     4132 Mentone Avenue
                                                     Culver City, CA  90232
                                                     Telephone (310) 839-1481
                                                     Facsimile (310) 839-3905



MCCALL:
                                                     ---------------------------
                                                     Randy A. McCall


                                                     Street Address


                                                     City, State and Zip Code


                                                     Telephone Number


                                                     Facsimile Number


                        [signatures continued on page 9]

                       [signatures continued from page 8]


WEATHERS:
                                                     ---------------------------
                                                     Stephen W. Weathers


                                                     Street Address


                                                     City, State and Zip Code


                                                     Telephone Number


                                                     Facsimile Number



ANDERSON:
                                                     ---------------------------
                                                     Thomas Anderson


                                                     Street Address


                                                     City, State and Zip Code


                                                     Telephone Number


                                                     Facsimile Number